AMENDMENT AGREEMENT TO LOAN AGREEMENT

THIS AMENDMENT AGREEMENT TO LOAN AGREEMENT (this “Amendment Agreement”) is entered into as of November 22, 2013 by and between:

AMKOR TECHNOLOGY KOREA, INC., a corporation (chusik hoesa) organized and existing under the laws of Republic of Korea (“Korea”), with its registered head office at 100, Amkor-ro, Buk-gu, Gwangju, Korea (the “Borrower”); and

THE KOREA DEVELOPMENT BANK, a financial institution duly organized and existing under the laws of Korea with its registered office at 14, Eunhaeng-ro, Youngdeungpo-gu, Seoul 150-973, Korea (the “Lender”)

WITNESSETH

WHEREAS, the Borrower and the Lender (collectively the “Parties”) have entered into certain loan agreement dated as of November 23, 2012 (the “Loan Agreement”) under which the Lender had provided to the Borrower a term loan facility in an aggregate principal amount not exceeding the Commitment (as defined therein) upon the terms and subject to the conditions set out therein for the purpose of purchasing semiconductor processing equipment and other capex including facilities;

WHEREAS, the Borrower has provided a mortgage agreement dated as of July 2, 2012 and as amended on December 13, 2013 (collectively, the “Mortgage Agreement”) for the benefit of the Lender as a continuing security which shall remain in full force and effect until the moneys and liabilities thereby guaranteed have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Lender; and

WHEREAS, the Parties desire to amend certain provisions in the Loan Agreement as mutually agreed upon between the Parties.

NOW, THEREFORE, the parties hereto agree as follows:

1.    DEFINITIONS

Capitalized terms used herein shall have the same meaning as ascribed to them in the Loan Agreement unless otherwise defined herein.

2.    AMENDMENT

2.1	The following term defined in Section 1.01 of the Loan Agreement shall be replaced with the following in its entirety:

“Availability Period” means the period beginning on the date of this Agreement and ending on the earlier of (x) the date on which the Commitment is fully drawn, cancelled or terminated under the provision of this Agreement and (y) March 31, 2014.

3.    REPRESENTATIONS AND WARRANTIES

3.1
The Borrower represents and warrants that it has full power and authority and has taken all corporate action necessary to execute and deliver this Amendment Agreement and to perform and observe the terms and conditions hereof and of the Loan Agreement as amended hereby, that no consents or approvals are necessary for the execution, delivery and performance of this Amendment Agreement except for those which have been obtained, and that this Amendment Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

3.2
The Borrower hereby makes the representations and warranties set out in Article 7 of the Loan Agreement as if they were set out in full here and as if any reference therein to the Loan Agreement included any reference to this Amendment Agreement.

4.    CONTINUANCE OF THE LOAN AGREEMENT AND CROSS REFERENCE

4.1
All terms, conditions and provisions of the Loan Agreement shall remain valid, binding and in full force and effect except where expressly modified by this Amendment Agreement and save as expressly provided herein nothing in this Amendment Agreement shall be construed as a waiver, variation or amendment of the provisions of the Loan Agreement.

4.2
Each reference to the terms “Agreement”, “hereof”, “hereunder” and words of similar import contained in the Loan Agreement shall, upon the date hereof, be deemed to be a reference to the Loan Agreement as amended by this Amendment Agreement and each such reference (and each reference to the term “Loan Agreement” or “Agreement”) in all other documents related thereto (including, without limitation, the Mortgage Agreement) shall be deemed to be a reference to the Loan Agreement as amended hereby. The Loan Agreement as amended by this Amendment Agreement shall, from and after the date hereof, read as a single and integrated document incorporating the amendments effected hereby.

5.    GOVERNING LAW

This Amendment Agreement shall be governed by, and construed in accordance with, the laws of Korea.

6.    COUNTERPARTS

This Amendment Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective duly authorized signatories as of the day and year first written above.

Borrower:
AMKOR TECHNOLOGY KOREA, INC.

By: /s/ JooHo Kim
Name: JooHo Kim
Title: President and Representative Director (SEAL)

Lender:
THE KOREA DEVELOPMENT BANK

By: /s/ JongBok, Choi
Name: JongBok, Choi
Title: General Manager of Corporate Banking Department (Seal)